SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: June 13, 2005

                           MSGI SECURITY SOLUTIONS, INC.

               (Exact name of Registrant as specified in charter)



  Nevada                       0-16730                 88-0085608
--------------------------------------------------------------------------------
(State or other              (Commission              (I.R.S. Employer
jurisdiction of              File No.)              Identification No.)
incorporation)


                               575 Madison Avenue
                            New York, New York 10022
                    (Address of Principal Executive Offices)

                                  917-339-7134
              (Registrant's telephone number, including area code)



Item 1.01 Entry into a Material Definitive Agreement

On June 13, 2005, MSGI Security Solutions, Inc. (the "Company") entered into a business agreement with VeriSign, Inc. to launch advanced services using the VeriSign(R) NetDiscovery(TM) Service.

The VeriSign and MSGI agreement effectively represents the market launch of the VeriSign NetDiscovery Service in Italy. Under the terms of the agreement, VeriSign has agreed to align with MSGI as its representative in Italy, where MSGI will operate the VeriSign NetDiscovery Service infrastructure in a data center operated by MSGI's AONet International subsidiary.

The VeriSign NetDiscovery Service in Italy will support end-to-end legal interception solutions addressing the government regulations and judicial requirements for advanced technologies such as VoIP, push to talk, and wireless packet data.


Item 9.01. Financial Statements and Exhibits

(a) N/A (b) N/A
(c) The following documents are filed herewith as exhibits to this Form 8-K:

Exhibit No.

99.1    Press Release issued by the Registrant dated June 13, 2005.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MSGI SECURITY SOLUTIONS, INC.

Date: June 17, 2005                            By: /s/ Richard J. Mitchell III
                                                ----------------------------
                                            Name:    Richard J. Mitchell III
                                            Title:   Chief Accounting Officer





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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit

99.1              Press Release issued by the Registrant dated June 13, 2005.



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